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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT : APRIL 7, 2003


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                       Commission File Number 33-19980-D

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                            CGI Holding Corporation
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               (Exact name of registrant as specified in charter)

        Nevada                                     87-0450450
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State or other jurisdiction of             (I.R.S. Employer I.D. No.)
incorporation or organization

300 N MANNHEIM ROAD, HILLSIDE, ILLINOIS                     60162
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(Address of principal executive offices)                  (Zip Code)

Issuer's telephone number, including area code (708)  547-0401
                                               ---------------

Item 5. OTHER EVENTS

On April 1, 2003 CGI Holding Corporation(the "Company") entered into an Agreement (the "Agreement") with GMP, L.L.C.("GMP"), Safe Environment Corp. of Indiana("SECO") and John Giura("Giura"). Pursuant to the Agreement, among other things:(1) GMP and SECO have agreed to use their best efforts to cause certain parties to sign an agreement pursuant to which an aggregate of $300,000 will be paid to the Company out of a certain escrow account established in regard to a SECO construction project located in St. Ann, Missouri; (2) GMP and SECO have agreed to use their best efforts to cause certain parties to sign an agreement pursuant to which an aggregate of up to $200,000 will be paid to the Company in regard to a certain housing development in St. Charles, Missouri; (3) the remaining $58,599.36 due from GMP to the Company in regard to the purchase of the stock of SECO shall be paid by GMP to the Company as soon as practicable but in any event no later than July 31, 2003; and (4) if GMP and SECO deliver the fully signed agreements referred to in clauses (1) and (2) above, and if GMP timely makes the payment referred to in clause (3) above, and if GMP and Giura are not in default of any of certain other obligations to the Company, then the principal amount of GMP's Promissory Note payable to the Company shall be reduced from $470,000 down to $337,495.09, of which $37,495.09 shall be paid by GMP to the Company as soon as practicable but in any event no later than July 31, 2003. A copy of the Agreement is attached.


AGREEMENT


This Agreement dated as of March 31, 2003, is by and among GMP, L.L.C. ("GMP"), Safe Environment Corp. of Indiana ("SECO"), John Giura ("Giura"), and CGI Holding Corporation ("CGI").

In consideration of the mutual covenants and agreements hereafter set forth, and for One Dollar ($1.00) and other valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereby agree as follows, intending to be legally bound hereby:

1. Reference is hereby made to that certain letter agreement (the "St. Ann Escrow Distribution Agreement") dated August 6, 2002, by and among Contract Operations Planning, Inc. ("COPI"), SECO and CGI, in regard to a SECO construction project located in St. Ann, Missouri. As an inducement to CGI to enter into this Agreement, GMP and SECO hereby agree and covenant as follows:

(a) SECO hereby irrevocably assigns to CGI the first Three Hundred Thousand Dollars ($300,000) of monies in the Escrow Account (as defined in the St. Ann Escrow Distribution Agreement);

(b) SECO hereby irrevocably instructs and directs COPI to disburse the first $300,000 of monies in the Escrow Account to CGI in accordance with the following wire transfer instructions (CIB Bank - Chicago Routing #071801112, Account Name CGI Holding Corporation, Account #611379), the same wire transfer instructions currently contained in Paragraph 1 of the St. Ann Escrow Distribution Agreement;

(c) SECO hereby irrevocably instructs and directs COPI that no portion of the monies in said Escrow Account shall be distributed to SECO until such time that CGI has received Three Hundred Thousand Dollars ($300,000) from the Escrow Account; and

(d) GMP and SECO hereby agree to use their best efforts to cause COPI, SECO and CGI to sign a new letter agreement or an amendment to the St. Ann Escrow Distribution Agreement in form and substance acceptable to CGI (the "Amended St. Ann Escrow Distribution Agreement"), pursuant to which the amount of monies to be paid by the Escrowee (as defined in the St. Ann Escrow Distribution Agreement) to CGI in accordance with Paragraphs 1 and 2 of the St. Ann Escrow Distribution Agreement (currently $200,000) shall be replaced by a new, higher amount of monies ($300,000) to be paid by the Escrowee to CGI in accordance with clauses 1(a), 1(b) and 1(c) above.

2. Acadian Builders L.L.C. ("Acadian") will sell certain of its interests in its housing development located in St. Charles, Missouri, to Horizon Homes, Inc. ("Horizon"); certain monies will be paid by Horizon into an escrow account (the "Horizon Escrow Fund") to be held by U.S. Title or another escrow agent ("U.S. Title"); and distributions of certain monies from the Horizon Escrow Fund are to be made by U.S. Title ("Horizon Distributions"). In addition, Acadian will borrow monies to complete the construction of the partially completed house on Lot 1 of its housing development located in St. Charles, Missouri; such monies will be placed by Acadian into an escrow account (the "Lot 1 Escrow Fund") to be held by U.S. Title or another escrow agent ("U.S. Title"); and distributions of certain monies from the Lot 1 Escrow Fund are to be made by U.S. Title ("Lot 1 Distributions"). As an inducement to CGI to enter into this Agreement, GMP and SECO hereby agree and covenant to use their best efforts to cause Horizon, U.S. Title, GMP, SECO and CGI to sign an agreement(s) in form and substance acceptable to CGI (the "St. Charles Agreement"), pursuant to which:

(a) Horizon and Acadian shall irrevocably instruct and direct U.S. Title to use the Horizon Distributions first to make specified payments to specified third parties approved in advance in writing by Horizon, Acadian and CGI ("Horizon Approved Payments"), and to use the Lot 1 Distributions first to make specified payments to specified third parties approved in advance in writing by Horizon, Acadian and CGI ("Lot 1 Approved Payments");

(b) Acadian, GMP and SECO shall irrevocably assign to CGI the first Two Hundred Thousand Dollars ($200,000) of (i) the Horizon Distributions in excess of Horizon Approved Payments, and (ii) the Lot 1 Distributions in excess of the Lot 1 Approved Payments;

(c) Acadian, GMP and SECO shall irrevocably instruct and direct U.S. Title to disburse all (100%) of the Horizon Distributions in excess of the Horizon Approved Payments, and all (100%) of the Lot 1 Distributions in excess of the Lot 1 Approved Payments, up to the maximum aggregate amount of Two Hundred Thousand Dollars ($200,000), to CGI in accordance with the following wire transfer instructions (CIB Bank - Chicago Routing #071801112, Account Name CGI Holding Corporation, Account #611379); and

(d) Acadian, GMP and SECO shall irrevocably instruct and direct U.S. Title that no portion of any of the Horizon Distributions other than the Horizon Approved Payments, and no portion of any of the Lot 1 Distributions other than the Lot 1 Payments, shall be distributed to any of Acadian, GMP or SECO unless and until such time that CGI has received an aggregate of Two Hundred Thousand Dollars ($200,000) of Horizon Distributions and Lot 1 Distributions.

3. Reference is hereby made to the $470,000 Note (the "Note") delivered by GMP to CGI pursuant to Section 1.2 of the certain Purchase Agreement dated as of September 4, 2002, by and between GMP, CGI, SECO and Giura (the "Purchase Agreement"). All payments received by CGI pursuant to the Amended St. Ann Escrow Distribution Agreement or pursuant to the St. Charles Agreement shall be credited, dollar-for-dollar, against the Note.

4. Nothing in this Agreement shall be deemed to amend, modify or reduce any of GMP's payment obligations or other obligations under the Purchase Agreement, except as expressly set forth in Paragraphs 4(a) and 4(b) below:

(a) The parties to the Purchase Agreement hereby acknowledge that as of the date hereof, GMP's payment obligation pursuant to Section 1.1(d) of the Purchase Agreement has been reduced, by partial payments from GMP to CGI, down to $58,599.36 (attached). The parties to the Purchase Agreement hereby agree that the Purchase Agreement is hereby amended as follows: The remaining $58,599.36 due from GMP to CGI pursuant to Section 1.1(d) of the Purchase Agreement shall be paid by GMP to CGI as soon as practicable but in any event no later than July 31, 2003 (collectively, the "Remaining Section 1.1(d) Payments"); and

(b) The parties to the Purchase Agreement hereby acknowledge that as of the date hereof, GMP has not made any payments on the $470,000 Note. If but only if all of the following events occur:

(i) CGI receives the fully signed Amended St. Ann Escrow Distribution Agreement (in form and substance acceptable to CGI), per Paragraph 1(d) above;

(ii) CGI receives the fully signed St. Charles Agreement (in form and substance acceptable to CGI);

(iii) GMP timely makes the Remaining Section 1.1(d) Payments pursuant to Paragraph 3(a) above; and

(iv) GMP and Giura are not in default of any of its and their other obligations under the Purchase Agreement, including but not limited to its and their obligations under Article 2 of the Purchase Agreement;

then and in such event the parties to the Purchase Agreement hereby agree that the principal amount of the Note shall be reduced from $470,000 down to $337,495.09, and that said $337,495.09 shall be due and payable by GMP as follows:

(x) $100,000 in the form of the additional $100,000 to be received by CGI pursuant to the Amended St. Ann Escrow Distribution Agreement, in accordance with Paragraph 1 above;

(y) $200,000 in the form of the payments to be received by CGI pursuant to the St. Charles Agreement, in accordance with Paragraph 2 above;

(z) $37,495.09 as soon as practicable but in any event no later than July 31, 2003.

5. This Agreement contains the entire understanding among the parties with respect to the subject matter of this Agreement. Any modification, amendment, change or waiver hereof may be made only by an instrument in writing signed by all of the parties hereto. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, personal representatives, successors and assigns. This Agreement shall be controlled, construed and enforced in accordance with the substantive laws of the United States and the State of Illinois, notwithstanding any conflict of law principles. Each party agrees to cooperate with the others, and to execute and deliver, or cause to be executed and delivered, all such other instruments, and to take all such other actions as he may be reasonably required to take, from time to time, in order to effect the provisions and purposes hereof. This Agreement may be executed in any one or more counterparts, each of which shall constitute an original, no other counterpart needing to be produced and all of which, when taken together, shall constitute but one and the same instrument. No delay on the part of any party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any party or any remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

GMP, L.L.C.


By__________________________
       John Giura
Title:________________________


Safe Environment Corp. of Indiana


By__________________________
       John Giura
Title:________________________



____________________________
John Giura, as an individual


CGI Holding Corporation


By__________________________
       Gerard M. Jacobs
Title: President and CEO